1Q Results 2014 | cbbank.com 39 th Annual Shareholders Meeting May 22 nd 2014 Exhibit 99.1

1Q Results 2014 | cbbank.com
Safe Harbor

Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company's current business plans and expectations regarding future operating results. These forward-
looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic conditions and events and the impact they may have on us and our customers; ability to attract deposits and other sources of liquidity; supply and demand for real property inventory and periodic deterioration in values of
California real estate, both residential and commercial; a prolonged slowdown or decline in construction activity; changes in the financial performance and/or condition of our borrowers; changes in the level of non-performing assets and charge-offs; the cost or effect of acquisitions we may make; the effect of changes in laws and regulations (including laws, regulations and judicial decisions concerning financial reform, taxes, banking capital levels, securities, employment, executive compensation insurance and information security) with which we and our subsidiaries must comply; changes in estimates of future reserve requirements and minimum capital requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, including changes in the Basel Committee framework establishing capital standards for credit, operations and market risk; inflation, interest rate, securities market and monetary fluctuations; changes in government interest rate or monetary policies; changes in the amount and availability of deposit insurance; cyber-security threats including loss of system functionality or theft or loss of Company or customer data; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic diseases; the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing and savings habits; technological changes and the expanding use of technology in banking (including the adoption of mobile banking applications); the ability to retain and increase market share, retain and grow customers and control expenses; changes in the competitive environment among financial and bank holding companies and other financial service providers; continued volatility in the credit and equity markets and its effect on the general economy or local business conditions;
fluctuations in the price of the Company’s stock; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by the regulatory agencies, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard- setters; changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our management team and/or our board of directors; the costs and effects of legal and regulatory developments, including the resolution of legal proceedings or regulatory or other governmental inquiries or investigations and the result of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company's public reports including its Annual Report on Form 10-K for the year ended December 31, 2013, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.

1Q Results 2014 | cbbank.com
Senior Leadership Team
Name Position Banking Experience CVBF Service
Christopher D. Myers President & CEO 30 Years 8 Years
Richard C. Thomas
Executive Vice President
Chief  Financial Officer
4 Years 3 Years
James F. Dowd
Executive Vice President
Chief  Credit Officer
37 Years 6 Years
David C. Harvey
Executive Vice President
Chief  Operations Officer
24 Years 4 Years
David A. Brager
Executive Vice President
Sales Division
26 Years 11 Years
R. Daniel Banis
Executive Vice President
CitizensTrust
32 Years 2 Years
Yamynn De Angelis
Executive Vice President
Chief  Risk Officer
35 Years 27 Years
Richard Wohl
Executive Vice President
General Counsel
26 Years 3 Years
Elsa Zavala
Executive Vice President
Chief Information Officer
34 Years 21 Years
Larry Zivelonghi
Executive Vice President
Dairy & Livestock Industries Group
34 Years 21 Years

1Q Results 2014 | cbbank.com
Senior Leadership Team
Name Position Banking Experience CVBF Service
Ted Dondanville
Senior Vice President
Senior Lender
32 Years 16 Years
Hector Gutierrez
Senior Vice President
Deputy Chief Credit Officer
32 Years 3 Years
David Krebs
Senior Vice President
Human Resources
20 Years 11 Years
James Mead
Senior Vice President
Region Manager (Inland Empire)
39 Years 21 Years
Michael Mulcahy
Senior Vice President
Region Manager (Los Angeles)
36 Years 7 Years
Tim Noone
Senior Vice President
Specialty Banking
31 Years 6 Years
Mark Richardson
Senior Vice President
Real Estate Banking Group
24 Years 20 Years
Paul Rodeno
Senior Vice President
Region Manager (San Diego)
31 Years 1 Year
Michael Stain
Senior Vice President
Region Manager (Central Valley)
33 Years 1 Year
Ondar Tarlow
Senior Vice President
The Marketing Group
8 Years NEW
Average: Average: 28 Years 28 Years 10 Years 10 Years

1Q Results 2014 | cbbank.com
Senior Managers
Steven Caseldine SVP - Corona Manager Francene LaPoint SVP - Controller
Ken Clark SVP - Riverside Manager Thomas Trine SVP - Trust Services Manager
Errol Berman SVP - South Bay CBC Manager Mary Hernandez SVP - Specialty Banking Group
Greg Armstrong SVP - Upland CBC Manager John Hillier SVP - Specialty Banking Group
Duane Keene SVP - Covina Manager Scott Begin SVP – Bakersfield Manager
LaVon Short SVP - Treasury Services Manager Terry Naffziger SVP - Asset Based Lending
Sue Haynes SVP - Bankcard Services Manager Vince Gottuso SVP - Ontario Airport Manager
Michael Duran SVP - Brea Manager Sundeep Mathur SVP – Director of Information Systems
Bill Fehlen SVP - International Banking Manager Neal Newman SVP - Burbank CBC Relationship Manager
Frank Rozario SVP - Orange County CBC Manager Ron Fields SVP - Chino Manager

1Q Results 2014 | cbbank.com

1Q Results 2014 | cbbank.com
Source: Q1 2014 earnings release & company filings.
CVB Financial Corp. (CVBF)
Largest financial institution headquartered in the Inland Empire region of
Southern California.  Founded in 1974.
Locations in 39 cities with 37 business financial centers and 6 commercial banking centers and 3 trust office locations serving the Inland Empire, LA
County, Orange County, San Diego County and the Central Valley of California

Q1 2013 Q1 2014
Total Assets: $6.3 Billion $6.9 Billion
Gross Loans: $3.4 Billion $3.4 Billion
Total Deposits (Including Repos):
$5.2 Billion $5.7 Billion
Net Income:
$21.6 Million $28.7 Million
Total Equity:
$768 Million $809 Million

1Q Results 2014 | cbbank.com
Largest Banks Headquartered in California

Rank Name Asset Size (3/31/14)
1 Wells Fargo
$1,546,707
2 Union Bank
$107,237
3 Bank of the West
$67,725
4 First Republic Bank
$44,346
5 City National Bank
$29,718
6 SVB Financial
$29,711
7 East West Bank
$27,401
8 OneWest Bank
$21,799
9 Cathay Bank
$11,291
10 CapitalSource  Inc.*
$9,100
11 11 CVB Financial Corp. CVB Financial Corp.
$6,903 $6,903
12 BBCN
$6,668
13 Pacific Western Bank*
$6,518
14 Farmers & Merchants of Long Beach
$5,357
15 Westamerica Bank
$4,921
In millions In millions
Source: SNL Financial | *CapitalSource merged with Pacific Western Bank (4/7/14)

1Q Results 2014 | cbbank.com
Bank Accomplishments & Ratings
148 Consecutive Quarters of Profitability
98 Consecutive Quarters of Cash Dividends
#8 Rated Bank: BankDirector Magazine
Bank Performance Scorecard (August 2013)
BauerFinancial Report
Five Star Rating (December 2013)
Fitch Rating
BBB (September 2013)

1Q Results 2014 | cbbank.com Our Markets

San Joaquin
Stanislaus
Merced
Madera
Fresno
Tulare
Kern
San Bernardino
Los Angeles
Riverside
Orange
San Diego

Existing Locations*

Corporate Office
Business Financial Centers
Commercial Banking Centers
CitizensTrust
San Diego Opening 2014
3/31/13 3/31/14
Business Financial Centers 40 37
Commercial Banking Centers
5 6
CitizensTrust Locations 3 3

1Q Results 2014 | cbbank.com
Deposits*
(000’s)
# of Center
Locations
Total Deposits
(3/31/13)
Total Deposits
(3/31/14)
Los Angeles County 17 $1,818,916 $1,959,624
Inland Empire
(Riverside & San Bernardino Counties)
9 $1,698,844 $1,948,785
Central Valley 9 $834,170 $870,202
Orange County 8 $572,867 $705,761
Other 0 $261,479 $253,216
Total 43
$5,186,276 $5,737,588
*Includes Customer Repurchase Agreements; Balance as of balance sheet date
Average Cost of Deposits  (year to date)
0.12% 0.12%
10.6%

$2,800,000
$2,600,000
$2,400,000
$2,200,000
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
(000's)
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2007
2008
2009
2010
2011
2012
2013
2014

1Q Results 2014 | cbbank.com Non-Interest Bearing Deposits

(000's)	Total Loans*	%
Los Angeles County	$1,296,208	37.87%
Central Valley	$787,601	23.01%
Inland Empire (Riverside & San Bernardino Counties)	$580,095	16.95%
Orange County	$496,791	14.51%
Other	$262,093	7.66%
Total	**$3,422,788**	**100.00%**

1Q Results 2014 | cbbank.com Total Loans* as of 03/31/2014 *Prior to MTM discount and loan loss reserve (Includes loans Held for Sale)

Municipal Lease Finance Receivables, 2.4%
Other, 1.7%
Dairy, Livestock & Agribusiness, 6.2%
SFR Mortgage, 5.6%
Multi-Family, 5.6%
Commercial & Industrial, 14.9%
Construction RE, 1.3%
Commercial RE-Non-Owner, 39.3%
Commercial RE - Owner Occupied, 23.0%

1Q Results 2014 | cbbank.com 15 Loan Portfolio Composition Total Loans by Type Total Loans by Type Source: Q1 2014 earnings release & company reports |Covered & Non Covered

$4,400,000
$4,200,000
$4,000,000
$3,800,000
$3,600,000
$3,400,000
$3,200,000
$3,000,000
$2,800,000
$2,600,000
$2,400,000
$2,200,000
$2,000,000
(000's)
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2010
2011
2012
2013
2014
Total Non-Covered Loans
Total Covered Loans

1Q Results 2014 | cbbank.com Total Loans* *Before deferred loan fees, discount, and loans held for sale

Total Loan Growth* = $134 Million

$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
(000's)
Residential Real Estate - Direct
Multifamily
Asset Based Lending
12/31/2012
3/31/2014

1Q Results 2014 | cbbank.com 2013 Loan Initiatives 17 Covered and Non-Covered Loans | *Total Loan Growth for Residential RE Direct, Multifamily and Asset Based Lending

1Q Results 2014 | cbbank.com 2014 New/Enhanced Lending Initiatives • Agribusiness • Construction Lending • Equipment Lending/Leasing 18

1Q Results 2014 | cbbank.com Profits

$32,500
$30,000
$27,500
$25,000
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$-
(000's)
Q1 Q2 Q3 Q4
2007
Q1 Q2 Q3 Q4
2008
Q1 Q2 Q3 Q4
2009
Q1 Q2 Q3 Q4
2010
Q1 Q2 Q3 Q4
2011
Q1 Q2 Q3 Q4
2012
Q1 Q2 Q3 Q4
2013
Q1
2014

1Q Results 2014 | cbbank.com Net Income Net Income After Taxes $20.4 million FHLB prepayment charge

(000's)	2010	2011	2012	2013	3 Months to 3/31/2014
Net Interest Income	**$259,317**	**$234,681**	**$236,950**	**$216,266**	**$56,942**
Provision for Loan Losses	($61,200)	($7,068)	$0	$16,750	$7,500
Other Operating Income/Expenses (Net)	($111,378)	($106,809)	($122,257)	($88,741)	($19,659)
Income Taxes	($23,804)	($39,071)	($37,413)	($48,667)	($16,122)
Net Profit After Tax	**$62,935**	**$81,733**	**$77,280**	**$95,608**	**$28,661**

1Q Results 2014 | cbbank.com Earnings 21 Last four quarters = $102,654 Last four quarters = $102,654

4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
1.75%
1.50%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2007
2008
2009
2010
2011
2012
2013
2014

1Q Results 2014 | cbbank.com Net Interest Margin 22 *Normalized excludes accelerated accretion on covered loans Normalized*

1Q Results 2014 | cbbank.com Capital

Regulatory Minimum Ratio	Regulatory Well-Capitalized Ratio	March 31, 2014*
Tier 1 Risk-based Capital Ratio	4.0%	6.0%	18.98%
Total Risk-based Capital Ratio	8.0%	10.0%	20.24%
Tier 1 Leverage Ratio	4.0%	5.0%	11.48%
Tangible Capital Ratio			10.98%
Core Tier 1 Capital Ratio			18.36%

1Q Results 2014 | cbbank.com Capital Ratios 24 * CVB Financial Corp. – Consolidated

$850,000
$800,000
$750,000
$700,000
$650,000
$600,000
$550,000
$500,000
$450,000
$400,000
$350,000
$300,000
(000's)
2006
2007
2008
2009
2010
2011
2012
2013
Q1 2014
$809,181

1Q Results 2014 | cbbank.com Total Shareholders’ Equity 25

1Q Results 2014 | cbbank.com Securities & Investments

Trust Preferred 0.18%
CMO's / REMIC's 12.78%
Municipal Bonds 20.53%
Government Agency & GSEs 11.52%
MBS 54.99%

1Q Results 2014 | cbbank.com
Source: Q1 2014 earnings release. As of 3/31/2014 securities held-to-maturity were valued at approximately $1.7 million |
Yield on securities represents the fully taxable equivalent
*Securities Available For Sale
Yield on securities
portfolio = 2.67%
for the 1 st Quarter 2014
Securities Portfolio*
--$2.75 Billion--
Securities portfolio totaled $2.75 billion at 3/31/2014. The portfolio represents 39.9% of the Bank’s total assets
Virtually all of the Bank’s mortgage-backed securities were issued by Freddie Mac or Fannie Mae which have the implied guarantee of the U.S. government. 98% of the Bank’s municipal portfolio contains securities which have an underlying rating of investment grade. California municipals represent only 4% of the municipal bond portfolio

$100,000
$80,000
$60,000
$40,000
$20,000
$0
-$20,000
-$40,000
$8,696
(000's)
Jun 09
Sep 09
Dec 09
Mar 10
Jun 10
Sep 10
Dec 10
Mar 11
Jun 11
Sep 11
Dec 11
Mar 12
Jun 12
Sep 12
Dec 12
Mar 13
Jun 13
Sept 13
Dec 13
Mar 14

1Q Results 2014 | cbbank.com Securities Portfolio* $2.75 Billion Mark-to-Market (Pre-tax) *Securities Available For Sale

Loans, net 49.9%
Securities 42.4%
Goodwill & Intangibles 0.7%
Other 4.6%
Fed Balance* 2.4%

Loans, net 48.3%
Securities 39.9%
Goodwill & Intangibles 0.8%
Other 5.7%
Fed Balance* 5.3%

1Q Results 2014 | cbbank.com
CVBF Assets

*Includes overnight funds held at the Federal Reserve, Interest earning -
due from Correspondent Banks, other short-term money market
accounts or certificates of deposit
3/31/14
$6.9 Billion
12/31/06
$6.1 Billion

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2009
2010
2011
2012
2013
2014
Yield on Loans*
Yield on Securities

1Q Results 2014 | cbbank.com Yield on Securities vs. Yield on Loans *Excluding Discount Accretion

Junior subordinated Debentures 1.9%
Borrowings 36.0%
Total Deposits* 61.4%
Other Liabilities 0.7%

Other Liabilities 2.1%
Borrowings 3.3%
Junior subordinated Debentures 0.4%
Total Deposits* 94.2%

1Q Results 2014 | cbbank.com CVBF Liabilities 12/31/06 $5.7 Billion 3/31/14 $6.1 Billion *Includes Customer Repurchase Agreements

1Q Results 2014 | cbbank.com May 2014 -Shareholder Update- 32

$18
$16
$14
$12
$10
$8
$6
$4
May-09
Aug-09
Nov-09
Feb-10
May-10
Aug-10
Nov-10
Feb-11
May-11
Aug-11
Nov-11
Feb-12
May-12
Aug-12
Nov-12
Feb-13
May-13
Aug-13
Nov-13
Feb-14
May-14

1Q Results 2014 | cbbank.com
CVBF Stock Price

$10.38
Shareholders Meeting
05/18/10
$9.22
Shareholders Meeting
05/18/11
$11.35
Shareholders Meeting
05/15/13
$6.56
Shareholders Meeting
05/13/09
$11.07
Shareholders Meeting
05/16/12
$14.62
05/22/14

1Q Results 2014 | cbbank.com American Security Bank Acquisition 34

1Q Results 2014 | cbbank.com
Overview of American Security Bank
Overview
Overview
Profitability Metrics
Profitability Metrics
(LTM as of 12/31/13) (LTM as of 12/31/13)
Balance Sheet
Balance Sheet
(12/31/13) (12/31/13)
Headquarters Newport Beach, CA
Establishment Date 1990
Total Branches 5
Net Income (S-Corp, $000s) $2,939
Net Interest Margin 3.71%
Efficiency Ratio 83.63%
ROAA (S-Corp,%) 0.71%
ROATE (S-Corp,%) 6.85%
Total Assets ($000s) $412,295
Total Loans ($000s) $252,605
Total Deposits ($000s) $356,203
Total Equity ($000s) $55,039
Tangible Equity ($000s) $42,774
TCE/TA 10.69%
Tier 1 Leverage Ratio 10.76%
Total RBC Ratio 16.76%
Loan / Deposit Ratio 70.92%

Citizens Business Bank
American Security Bank
Lancaster
Quartz Hill
Palmdale
Vincent
Adelanto
Apple Valley
Victorville
Hesperia
Santa Clarita
Wrightwood
Angeles National Forest
San Gabriel Wilderness
Simi Valley
San Fernando
La Canada Flintridge
Altadena
Burbank
Glendale
San Gabriel Mountains
Crestline
Big Bear
San Bernardino National Forest
Agoura Hills
Santa Monica Mountains
West Hollywood
Beverly Hills
Los Angeles
Glendora
Rancho Cucamonga
San Bernardino
Baldwin Park
El Monte
Ontario
Colton
Redlands
Santa Monica
Culver City
Montebello
Whittier
Walnut
Pomona
Rubidoux
Yucaipa
Inglewood
Downey
Chino
Riverside
La Habra
Norco
Moreno Valley
Norwalk
Yorba Linda
Compton
Fullerton
Lawndale
Torrance
Carson
Lakewood
Garden Grove
Lomita
Long Beach
Perris
Santa Ana
Rancho Palos Verdes
Seal Beach
Irvine
Huntington Beach
Costa Mesa
Lake Elsinore
Mission Viejo
Wildomar
Newport Beach
Laguna Niguel
Laguna Beach
Murrieta
Dana Point
Temecula
San Clemente

1Q Results 2014 | cbbank.com Pro Forma Branch Map

1Q Results 2014 | cbbank.com
Transaction Summary & Pro Forma Assumptions
•
•
$57.0 million
$57.0 million
•
•
133% Tangible Equity
133% Tangible Equity
•
•
4.3% Core Deposit Premium
4.3% Core Deposit Premium
Valuation
Valuation
•
•
100% cash
100% cash
Consideration
Consideration
•
•
May 15th, 2014
May 15th, 2014
Acquisition Date
Acquisition Date
•
40%+ of American Security noninterest
expense base
Estimated Cost Savings
Estimated Cost Savings
Pro Forma Assumptions
Pro Forma Assumptions
•
•
5% EPS Accretion (estimated)
5% EPS Accretion (estimated) 2015e EPS
2015e EPS

1Q Results 2014 | cbbank.com --2014 & Beyond— Our Growth Strategy

1Q Results 2014 | cbbank.com
Our Mission

“The mission of CVB Financial Corp. is to achieve
superior performance and rank in the top 10% of all
financial institutions in the nation in return on equity and return on assets.  This will be achieved by delivering the
finest in financial products and services through
relationship banking commitments with businesses and
professionals in the Inland Empire, Los Angeles County,
Orange County, San Diego County and the Central
Valley areas of California.  It will be supported by an
unqualified commitment to our five core values.”

1Q Results 2014 | cbbank.com Five Core Values 40 1. Financial Strength 2. Superior People 3. Customer Focus 4. Cost Effective Operation 5. Having Fun

1Q Results 2014 | cbbank.com
Our Vision

Citizens Business Bank will strive to become the
dominant financial services company operating
throughout the state of California, servicing the
comprehensive financial needs of successful small to
medium sized businesses and their owners.

1Q Results 2014 | cbbank.com
Target Customer
The best privately-held and/or family-owned
businesses throughout California
Annual revenues of $1-200 million
Top 25% in their respective industry
Full relationship banking
Build 20-year relationships

Same Store Sales
DeNovo
Acquisitions
--Banks--
--Trust--

1Q Results 2014 | cbbank.com Three Areas of Growth 43

1Q Results 2014 | cbbank.com
•
Target size: $200 million to $2 billion in assets
•
Financial & Strategic
•
In-market and/or adjacent geographic market (California only)
Acquisition Strategy
--Banks--
--Banks--
--Trust/Investment--
--Trust/Investment--
•
Target size: AUM of $200 million to $1 billion
•
In California
--Banking Teams--
--Banking Teams--
•
In- market & ‘new’ markets

1Q Results 2014 | cbbank.com
Our 2014 ‘Critical Few’
•
•
Execute on DeNovo Growth Initiatives
Execute on DeNovo Growth Initiatives
•
•
Pursue Strategic Acquisitions
Pursue Strategic Acquisitions
•
•
Quality Loan Growth
Quality Loan Growth
•
•
Provide Customer Solutions Through Technology
Provide Customer Solutions Through Technology
•
•
Expand Market Share Through Same Store Sales
Expand Market Share Through Same Store Sales

1Q Results 2014 | cbbank.com Copy of presentation at www.cbbank.com